UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2005

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-32837 (Commission File Number)	75-2749762 (I.R.S. Employer Identification Number)

15305 Dallas Parkway
Suite 1600
Addison, Texas	75001
(Address of principal	(Zip code)
executive offices)

Registrant’s telephone number, including area code: (972) 713-3500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 OTHER EVENTS

      In a press release dated June 16, 2005, United Surgical Partners International, Inc. (the “Company”) announced that the Board of Directors of the Company authorized a three-for-two stock split payable in the form of a 50% stock dividend to be distributed on July 15, 2005, to stockholders of record at the close of business on June 30, 2005. The Company will also make adjustments to outstanding awards under the Company’s equity-based compensation plan and employee stock purchase plan in order to give effect to the stock split. Accordingly, the remaining number of shares of common stock registered under the Securities Act of 1933 pursuant to Registration Statement No. 333-64926 will be proportionately adjusted to give effect to the stock split.

Item 9.01(c). EXHIBITS

99.1	Press Release issued by the Company June 16, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITED SURGICAL PARTNERS INTERNATIONAL, INC.
By:	/s/ Mark A. Kopser
Mark A. Kopser
Senior Vice President and Chief Financial Officer (Principal Financial Officer and duly authorized to sign this report on behalf of the Registrant)

Date: June 17, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release issued by the Company June 16, 2005